UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Information.

Perrigo Company plc (the “Company”) has scheduled its 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) for July 20, 2017. Further details regarding the Annual Meeting will be included in the Company’s proxy statement.

Because the Annual Meeting will be held on a date that is more than 30 days after the first anniversary of the Company’s 2016 Annual General Meeting of Shareholders, the Company has set a new deadline for receipt of any shareholder proposals for the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Shareholders also may submit proposals and director nominations under the Company’s Articles of Association (the “Articles”). The Articles provide that where the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, the proposal, in order to be timely, must be received by the Secretary of the Company no earlier than 90 days prior to the date of the meeting and no later than the later of (i) the 70th day prior to the date of the meeting or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made.

In accordance with these requirements, the Company has set June 2, 2017 as the deadline by which shareholders must submit proposals. Shareholders must comply with the requirements for submission of proposals set forth in Rule 14a-8 and the Articles, as applicable.

Shareholders may submit proposals for the Annual Meeting by sending their proposals to the Company’s Secretary at the Company’s principal executive offices located at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
(Registrant)

Dated: May 22, 2017	PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Name: Todd W. Kingma
Executive Vice President, General Counsel
and Secretary